UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 8, 2008

(Date of earliest event reported)

FNB CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-24141	54-1791618
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Arbor Drive

Christiansburg, Virginia 24068

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 540-382-4951

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 8, 2008, FNB Corporation issued a press release revising its results for the quarter and year ended December 31, 2007 as a result of an increase in its allowance for loan losses. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 2.02, and the related exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	FNB Corporation press release dated February 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB CORPORATION
(Registrant)

/s/ William P. Heath, Jr.
William P. Heath, Jr.
President and Chief Executive Officer

Date: February 8, 2008

EXHIBIT INDEX

99.1	FNB Corporation press release dated February 8, 2008